EXHIBIT 10.46

                            PLACEMENT AGENT AGREEMENT

     THIS PLACEMENT AGENT AGREEMENT ("AGREEMENT"), is made as of the 18th day of August, 1999, by and between THE TRACKER CORPORATION OF AMERICA, INC., a Delaware corporation (the "COMPANY"), and SOVEREIGN CAPITAL ADVISORS, LLC, a Nevada limited liability company (the "AGENT").

                                   BACKGROUND

     The Company proposes to issue and sell Series 1 Secured Bridge Notes (the "SECURITIES") resulting in gross proceeds to the Company of up to $3,000,000 (the "OFFERING") in a transaction not involving a public offering and without registration under the Securities Act of 1933, as amended (the "ACT"), pursuant to exemptions from the registration requirements of the Act under Section 4(2) of the Act and Regulation D promulgated under the Act ("REGULATION D"). Agent has offered to assist the Company to structure the Offering and the Securities, and introduce the Company to prospective investors on a "best efforts basis." The Company desires to secure the services of Agent on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     For and in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree:

                       SECTION 1.     ENGAGEMENT OF AGENT.

     SECTION 1.1 APPOINTMENT. The Company hereby appoints Agent as its exclusive agent in connection with the proposed issuance and sale by the Company of securities resulting in gross proceeds to the Company of up to $3,000,000. Agent, on the basis of the representations and warranties herein contained, and upon and subject to the terms and conditions herein set forth, accepts such appointment. This appointment shall be irrevocable for the period commencing July 19, 1999 and ending February 18, 2000, which period maybe extended by the consent of the Company and Agent (the "OFFERING PERIOD").

     SECTION 1.2 COMPENSATION. The Company shall pay Agent a finder's fee of ten percent (10%) of the gross proceeds derived from the offer, sale, and issuance of the Securities or any other securities issued by the Company issued by the Company during the Offering Period (the "GROSS PROCEEDS") PLUS a non-accountable expense allowance of three percent (3%) of the Gross Proceeds.

     SECTION 1.3 REIMBURSEMENT OF EXPENSES. The Company agrees to pay the out-of-pocket expenses of Agent including the fees and expenses of counsel to Agent for the preparation of the Transaction Agreements in accordance with
Section 7.7 of the Purchase Agreement, and fees and expenses of Escrow Agent in accordance with Section 13 of the Escrow Agreement. The Company agrees that the amount of such fees and expenses shall be deducted by Escrow Agent from the proceeds of the issuance and sale of the Securities.

     SECTION 1.4 LIMITED ROLE OF AGENT. Agent has acted only as an advisor to the Company, Agent has advised the Company on the structure of the Offering and Securities, and has identified potential investors. The Company has offered the Securities to the investors and has negotiated directly with the investors in the Offering. Agent will use

                                                                   Exhibit 10.46

best efforts to introduce the Company only to "accredited investors" as defined in Regulation D. Wherever possible Agent will introduce the Company to prospective investors who are not "U.S. Persons," as defined in Regulation S.

     SECTION 1.5 RIGHT OF FIRST REFUSAL. The Company hereby grants Agent a right of first refusal to act as placement agent for any future private financings of the Company, whether of equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, mergers, acquisitions, or similar transactions. The duration of Agent's right of first refusal under this Section 1.5 shall be for a period of one (1) year following the final Closing of the Offering. In the event that the Company wishes to undertake a transaction described in this Section 1.5, the Company shall send Agent a written notice of the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party) in sufficient specificity to allow Agent to understand the proposed transaction clearly. This notice must be delivered to Agent at least twenty days prior to the proposed closing of the transaction. Agent shall have ten days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction, PROVIDED HOWEVER, that if the terms of the transaction are changed in any material way from the terms set forth in the notice to Agent, Agent's right of first refusal shall commence again. Agent's waiver of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to future transactions within the applicable time period.

     SECTION 1.6 CONFIDENTIALITY. The Company agrees to maintain the confidentiality of all prospective investors identified to the Company by Agent, except as required by applicable law. For a period of two (2) years from the Closing, the Company will not solicit or enter into any financing transaction with such investors without the written consent of Agent AND payment to Agent of compensation no less than the compensation to be paid to Agent hereunder for raising a like amount.

     SECTION 1.7 REMEDIES. In the event that Company breaches Section 1.5 hereof or Section 1.6 hereof, Agent shall be entitled to receive compensation in respect of the financing giving rise to the breach of this Agreement at the rates set forth in Section 1.2 hereof. SECTION 2. CONDUCT OF THE OFFERING.

     SECTION 2.1 OFFERING DOCUMENTS. The Company shall utilize a Series 1 Secured Bridge Note Purchase Agreement (the "PURCHASE AGREEMENT"), a Series 1 Secured Bridge Note in the form of EXHIBIT A to the Purchase Agreement (the "BRIDGE NOTES"), a Repricing Warrant to be issued with each Bridge Note in the form of EXHIBIT B to the Purchase Agreement (the "WARRANTS"), a Registration
Rights Agreement in the form of EXHIBIT C to the Purchase Agreement the ("REGISTRATION RIGHTS AGREEMENT"), an Escrow Agreement in the form of EXHIBIT D to the Purchase Agreement (the "ESCROW AGREEMENT"), a form of opinion of Company counsel in the form of EXHIBIT E to the Purchase Agreement (the "COMPANY OPINION"), a Form of Irrevocable Transfer Agent Instructions in the form of EXHIBIT _ to the Purchase Agreement (the "TRANSFER AGENT INSTRUCTIONS"), a certificate of the Company's Secretary (the "SECRETARY CERTIFICATE") and a certificate of the Company's chief executive officer ("COMPLIANCE CERTIFICATE") (collectively, the Purchase Agreement and all Exhibits thereto, the Secretary Certificate and the Compliance Certificate are herein after referred to as the "TRANSACTION AGREEMENTS") in connection with the Offering. The Company and its counsel have reviewed, commented upon, and approved the Transaction Agreements.

                                                                   Exhibit 10.46

     SECTION 2.2 PUBLIC INFORMATION. The Company within a reasonable amount of time prior to any Closing, shall provide each prospective investor with a copy of all information required by Rule 502(b)(2)(ii) of Regulation D promulgated pursuant to the Securities Act (collectively, "SEC DOCUMENTS"). The SEC Documents have been prepared in conformity with the requirements (to the extent applicable) of the Securities and Exchange Act of 1934, as amended (the "ACT") and the rules and regulations ("RULES AND REGULATIONS") of the Commission promulgated thereunder. As used in this Agreement, the term "OFFERING DOCUMENTS" means collectively the SEC Documents and the Transaction Agreements, and all amendments, exhibits, and supplements thereto, together with any other documents which are provided to Agent by, or approved for Agent's use by, the Company for this Offering.

     SECTION 2.3 ACCURACY OF OFFERING DOCUMENTS. The Offering Documents, at the time of delivery to Purchasers, conformed in all material respects with the requirements, to the extent applicable, of the Act and the applicable Rules and Regulations, and did not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary, to make the statements therein, in light of the circumstances under which they were made, not misleading. At each Closing, the Offering Documents will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering memorandum will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of Agent specifically for use therein. Agent has no responsibility for the contents, accuracy, or adequacy of the Offering Documents, or for the compliance of the Offering Documents, with the requirements of Rule 502(b)(2)(ii) of Regulation D promulgated pursuant to the Securities Act.

     SECTION 2.4 DUTY TO AMEND. If, at any time during the Offering, or such longer period as the Offering Documents are required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to Agent and to others, whose names and addresses are designated by Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the Act and the applicable Rules and Regulations.

     SECTION 2.5 ESCROW OF FUNDS. Pursuant to the Escrow Agreement, executed by the Company, the person named as escrow agent in the Escrow Agreement (the "ESCROW AGENT"), and the prospective investors who have executed signature pages to the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement (the "PURCHASERS"), the purchase price for the Securities to be purchased as reflected on the Purchaser Signature Page to the Purchase Agreement shall be wired to the Escrow Agent to be held by the Escrow Agent as provided in the Escrow Agreement.

                                                                   Exhibit 10.46

     SECTION 2.6 APPROVAL OF INVESTORS. Prior to each closing, the Company shall have the right to approve each Purchaser. If the Company withholds approval of any Purchaser, the purchase price wired to Escrow Agent by such Purchaser shall be returned to such Purchaser along with the Purchaser Signature Pages of such Purchaser to the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement. The right to withhold approval of any Purchaser shall be deemed to have been waived if the Company authorizes the Escrow Agent to disburse funds provided by any Purchaser at any closing.

     SECTION 2.7 DELIVERY OF SECURITIES. Securities in such form that, subject to applicable transfer restrictions as described in the Purchase Agreement, they can be negotiated by the holders thereof (issued in such denominations and in such names as the Purchasers of the Securities may request shall be delivered by the Company to the counsel for Placement Agent, with copies made available to Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The Securities shall be delivered at the Initial Closing and at each Subsequent Closing.

     SECTION 2.8 INITIAL CLOSING. The Initial Closing (the "INITIAL CLOSING") shall occur at such time as (a) Purchasers have delivered to the Company (care of Balboni Law Group LLC, counsel for Agent) executed Purchaser Signature Pages to each of the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement, (b) the Company has not withheld approval the Purchasers, and
(c) all other conditions to the obligation of the Purchasers and the Company to close the transactions contemplated by the Purchase Agreement have been satisfied or waived.

     SECTION 2.9 SUBSEQUENT CLOSINGS. In the event that the Initial Closing shall be for an amount of Securities that is less than the amount of the Offering, the Offering may be continued, and additional Closings may be held (each a "SUBSEQUENT CLOSING") throughout the Offering Period, PROVIDED THAT (a) Purchasers have delivered to the Company (care of Balboni Law Group LLC, counsel for Agent) executed Purchaser Signature Pages to each of the Purchase Agreement, the Registration Rights Agreement, and the Escrow Agreement, (b) the Company has not withheld approval the Purchasers, and (c) all other conditions to the obligation of the Purchasers and the Company to close the transactions contemplated by the Purchase Agreement have been satisfied or waived.

     SECTION 2.10 DISBURSEMENTS AT CLOSING. At each Closing, the Company shall execute a Release Notice that authorizes the Escrow Agent to receive expenses of the Offering in the amounts specified, and effect a wire transfer of the net proceeds of such Closing to the Company or another entity designated therein by the Company. The authorization of the Company to release the funds held by the Escrow Agent is the Company's authorization to release the executed Transaction Agreements and Securities to the Purchasers. One complete set of executed Transaction Documents will be delivered to the Company.

     SECTION 2.11 TIME AND PLACE OF CLOSINGS. The Initial Closing and any Subsequent Closing shall be held at the offices of Balboni Law Group LLC, 3475 Lenox Road, Suite 990, Atlanta, Georgia 30326, at 10:00 a.m. on such dates as are fixed in accordance with this Agreement and the Purchase Agreement. The Closing Date may be changed by mutual agreement of Agent and the Company. The Company agrees to rely on faxed signature pages from the Purchasers, without the requirement of obtaining an originally signed version of any of the Transactions Agreements to which a Purchaser is a Party.

                                                                   Exhibit 10.46

                SECTION 3.     CONDITIONS OF AGENT'S OBLIGATIONS.

     Agent's obligations hereunder shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company contained in this Agreement, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

          (a) There shall be no outstanding objection to any Transaction Agreement by the Company or its counsel or any Purchaser or its counsel.

          (b) The Company shall not have disclosed that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

          (c) Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity, or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

          (d) There shall be no litigation instituted or overtly threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body, or administrative agency, or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision, or finding would materially adversely affect the business, franchises, license, permits, operations, or financial condition or income of the Company considered as an entity.

          (e) Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company

          (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction, or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

          (f) The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to Agent and its counsel.

          (g) The Company shall have furnished Agent a copy of the Company opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as Agent may reasonably require.

                                                                   Exhibit 10.46

          (h) The Company shall have furnished to Agent the opinion, dated the Initial Closing, addressed to Agent, from counsel to the Company, as required by the Purchase Agreement.

          (h) The Company shall have furnished to Agent a copy of the Compliance Certificate and the Secretary Certificate each dated as of the Closing Date.

          SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     For the purpose of inducing Agent to enter into this and perform this Agreement, the Company hereby represents and warrants to and agrees with Agent as follows:

     SECTION 4.1 CORPORATION CONDITION. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

     SECTION 4.2 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

     SECTION 4.3 NO DEFAULTS. Except as disclosed in the Offering Documents or in writing to Agent, the Company is not in default in any material respect in the performance of any material obligation, agreement, or condition contained in any debenture, note, or other evidence of indebtedness or any indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement, will not conflict with, or result in, a breach of any of the terms, conditions, or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency, or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the blue sky or securities laws of any state or jurisdiction.

     SECTION 4.4 INCORPORATION AND STANDING. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Delaware and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

     SECTION 4.5 LEGALITY OF SECURITIES. Prior to the Closing Date, the Securities will have been duly and validly authorized and issued, will be valid,

                                                                   Exhibit 10.46

binding and enforceable against the Company in accordance with their terms, and will conform in all material respects to the statements with regard thereto contained in the Offering Documents.

     SECTION 4.6 LEGALITY OF CONVERSION SHARES. The Common Stock into which the Securities are convertible, when converted in accordance with the Securities will be duly and validly issued and outstanding, fully paid, and non-assessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

     SECTION 4.7 LITIGATION. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit, or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

     SECTION 4.8 FINDERS. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which Agent may be responsible, and the Company will indemnify Agent from any liability for such fees by any party who has a claim for such compensation from the Company and for which person Agent is not legally responsible.

     SECTION 4.9 TAX RETURNS. The Company has filed all federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

     SECTION 4.10 AUTHORITY. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding, and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the Act.

     SECTION 4.11 ACTIONS BY THE COMPANY. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.

                    SECTION 5.     COVENANTS OF THE COMPANY.

     The  Company  covenants  and  agrees  with  Agent  that:

     SECTION 5.1 RESTRICTIONS ON AMENDMENTS. After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement Agent shall not previously have been advised and Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which Agent shall have reasonable objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

     SECTION 5.2 EXPENSES OF OFFERING. The Company will pay, whether or not the transactions contemplated by the Transaction Agreements are consummated, all costs and expenses incident to the Transaction Agreements, including all expenses incident to the authorization of the Securities, their issue and

                                                                   Exhibit 10.46

delivery to the Escrow Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of Agent's and the Company's counsel (except as provided below) and accountants, and the cost of reproduction and furnishing to Agent copies of the Offering Documents as herein provided, PROVIDED HOWEVER, that the Company shall not be responsible for the payment of fees and expenses incurred by Agent's counsel, if Agent is unable to procure Purchaser Signature Pages to the Transaction Agreements from a Purchaser that the Company was willing to accept.

     SECTION 5.3 AVAILABILITY OF INFORMATION. Prior to the Closing Date, the Company will cooperate with Agent in such investigation as it may make or cause to be made of all of the properties, business, and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as Agent may reasonably request and will make available to Agent such persons as Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

     SECTION 5.4 REPORTS AND FILINGS. The Company shall be responsible for making any and all filings required by the blue sky authorities and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any. Agent shall assist Company in this respect, but such filings shall be the responsibility of Company.

     SECTION 5.5 NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS, OR CIRCUMSTANCES. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not individually or in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, will present fairly the business and financial position of the Company as of each Closing Date.

     SECTION 5.6 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to each Closing Date, there shall not have been any material adverse change in the condition, financial, or otherwise, or in the results of operations of the Company or in its business taken as a whole.

                         SECTION 6.     INDEMNIFICATION.

     SECTION 6.1 INDEMNIFICATION OF AGENT. The Company agrees to indemnify and hold harmless Agent, each person who controls Agent within the meaning of
Section 15 of the Act and Agent's employees, accountants, attorneys and agents (the "AGENT'S INDEMNITEES") against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities, and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 6.1 shall not apply to amount paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to Agent's Indemnitees in respect to any such losses, claims, damages, or liabilities arising out of or based upon

                                                                   Exhibit 10.46

any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to Agent's Indemnitees. Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 6.1, to notify the Company in writing of the commencement of such action; PROVIDED HOWEVER, that the failure of Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to Agent's Indemnitees on account of the indemnity agreement contained in this Section 6.1, and further shall not relieve the Company from any other liability which it may have to Agent's Indemnitees, and if Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to Agent's Indemnitees, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise Agent's Indemnitees of all developments therein, all at the Company's expense.

     SECTION 6.2 INDEMNIFICATION OF COMPANY. Agent agrees, in the same manner and to the same extent as set forth in Section 6.1 above, to indemnify and hold harmless the Company, and the Company's and Company's employees, accountants, attorneys, and agents (the "COMPANY'S INDEMNITEES") with respect to (a) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 2.2 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (b) any untrue statement of a material fact made by Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or, (c) any breach of any representation, warranty, or covenant made by Agent in this Agreement. Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offerings. Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 6.1 above, subject to the same loss of indemnity in the event such notice is not given, and Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at Agent's expense.

                                                                   Exhibit 10.46

                        SECTION 7.     TERMINATION.

     SECTION 7.1 TERMINATION BY AGENT. This Agreement may be terminated at any time during the Offering Period by Agent by written notice to the Company, if the Company shall have failed or been unable to comply with any of the terms, conditions, or provisions of the Transaction Agreements to be performed, complied with, or fulfilled by the Company within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by Agent in writing.

     SECTION 7.2 TERMINATION BY COMPANY. This Agreement may be terminated by the Company at the conclusion of the Offering Period by notice to Agent if Agent shall have failed or been unable to comply with any of the terms, conditions, or provisions of this Agreement to be performed, complied with, or fulfilled by Agent within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

     SECTION 7.3 TERMINATION FOR FORCE MAJEURE EVENTS. This Agreement may be terminated by Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (a) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (b) a war or other national calamity shall have occurred; or (c) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of Agent, to proceed with this Agreement or with the Offering.

     SECTION 7.4 TERMINATION WITHOUT LIABILITY. Any termination of this Agreement pursuant to this Section 7 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 1.3 and 5.2, and the Company and Agent shall be obligated to pay, respectively, all losses, claims, damages, or liabilities, joint or several, under Section 6.1 in the case of the Company and Section 6.2 in the case of Agent.

                          SECTION 8.     MISCELLANEOUS.

     SECTION 8.1 NOTICES. Whenever notice is required by the provisions of this Agreement to be given, such notice shall be in writing, addressed:

  If  to  Company:
                   The  Tracker  Corporation  of  America,  Inc.
                   180  Dundas  Street  West,  26th  Floor
                   Toronto,  Ontario
                   Canada  M5G  1Z8
                   Attn:  Jay  S.  Stulberg,  President
                   Telephone:  (416)  593-2604
                   Facsimile:   (416)  ___-____

                                                                   Exhibit 10.46

  with  a  copy  (which  shall  not  constitute  notice)  to:
                   Arkin  Merolla  LLP
                   3490  Piedmont  Road,  Suite  302
                   Atlanta,  Georgia  30305
                   Robert  Arkin,  Esq.
                   Tel:  404-467-5244
                   Fax:  404-467-5249

  If  to  Agent:
                   Sovereign  Capital  Advisors,  LLC
                   3340  Peachtree  Road,  N.E.
                   Suite  1965
                   Atlanta,  Georgia  30326
                   Attention:  Don  Odom
                   Tel:  (404)  814-3737
                   Fax:  (404)  812-3738

  With  a  copy  (which  shall  not  constitute  notice)  to:
                   Balboni  Law  Group  LLC
                   3475  Lenox  Road
                   Suite  990
                   Atlanta,  Georgia  30326
                   Attention:  Gerardo  M.  Balboni  II,  Esq.
                   Tel:  (404)  812-3100
                   Fax:  (404)  812-3101

     8.2 BENEFIT. This Agreement is made solely for the benefit of Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "SUCCESSOR" or the term "SUCCESSORS AND ASSIGNS" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

     8.3 SURVIVAL. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and Agent, or the officers, directors or controlling persons of the Company and Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and Agent contained in Section 6 hereof shall survive and remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company or Agent or any such officer, director or controlling person of the Company or of Agent; (b) delivery of or payment for the Securities; or (c) the Closing Date, and any successor of the Company or Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

     8.4 GOVERNING LAW. The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of Georgia. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 et seq., with the resulting award being final and conclusive. Said

                                                                   Exhibit 10.46

arbitrators shall be empowered to award all forms of relief and damaged claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

     8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

     8.6 CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

     8.7 PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

     8.8 FINDERS. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the Offering.

     8.9 RECITALS. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made apart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                   [Signatures begin on the following page]

                                                                   Exhibit 10.46

                             COMPANY SIGNATURE PAGE
                                       TO
                            PLACEMENT AGENT AGREEMENT


                                  THE  COMPANY:

                                  THE  TRACKER  CORPORATION  OF  AMERICA,  INC.


                                  By:  /s/  Jay  S.  Stulberg
                                       -----------------------------------------
                                            Jay  S.  Stulberg,  President

                                                                   Exhibit 10.46

                               AGENT SIGNATURE PAGE
                                       TO
                            PLACEMENT AGENT AGREEMENT


                                  THE  AGENT

                                  SOVEREIN CAPITAL ADVISORS, LLC


                                  By:
                                       -----------------------------------------
                                  Don Odom

                                  By:  /s/  Jay  S.  Stulberg
                                       -----------------------------------------
                                            Jay  S.  Stulberg,  President